EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH "[***]."

CHANGE MANAGEMENT FORM #9
TO STATEMENT OF WORK #3
Program: Support.com, XH Remote Support Program SOW #3 ("SOW #3) dated March 21, 2014	PCR No.:
Originator: Joy Park	Date: June 20, 2016
Department: NCO	Phone #: [***]	Title: Vice President
Locations Impacted: Work at Home Locations
Requested Implementation Date: June 22, 2016
Estimated Hours: (LOE)	x Billable ☐ Non-Billable	Billing Rate/Hour: See below
Fixed Fee Cost (if applicable) N/A
Type of Change: Incentive Program
Scope of Change:	X Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Reason for Change: Comcast and Support.com agree that the purpose of this change management form ("CMF") extend CMF #8 to SOW #3 as set forth in more detail below.  Unless specifically provided in this CMF, all other terms of SOW #3 remain unchanged.

Area(s) of Change
Accounting/Payroll	Network
Data Processing	Resource Planning
General Facilities	Quality Assurance
Human Resources	Telecom
IT/BI	Training
Operations	Recruiting
× Other: Incentive Program

The parties hereby agree to extend the term of CMF #8 to SOW #3 from [***] to [***].

Comcast Authorization
Comcast Representative's Signature______________/s/ Joy Park _____________________________________________

Print Name________Joy Park_____________________ _____ Date___________07/13/2016________________________

Support.com Authorization
Support.com Representative's Signature____________/s/ Roop Lakkaraju_ ______________________________________

Print Name_______ Roop Lakkaraju_____________________ Date___________06/22/2016________________________

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***